Exhibit 99.3

ELIZABETH SPAULDING JOINS THE STITCH FIX LEADERSHIP TEAM AS PRESIDENT

SAN FRANCISCO, December 9, 2019 (GLOBE NEWSWIRE) -- Stitch Fix, Inc. (NASDAQ: SFIX), the leading online personal styling service, announced that Elizabeth Spaulding will join the Stitch Fix leadership team as President, reporting to Katrina Lake, effective January 27, 2020.
Spaulding is Global Head and founder of Bain & Company’s Digital practice, a partner at the global consulting firm and serves on its board of directors. As part of Bain’s Digital practice, Spaulding also founded ADAPT (the software engineering group) as well as the Bain Innovation Exchange, which brings together innovators, entrepreneurs, VCs and business leaders to form mutually beneficial connections.
In her current role, which she has been in since 2014, she is focused on expanding Bain’s capabilities in software development and engineering, innovation services, as well as corporate development for new technology. Spaulding works with both Bain’s internal teams and consumer and technology companies looking to enable growth and innovation. She leads a team that operates across the world, in cities including Beijing, Bangalore, Singapore, London, Berlin, and San Francisco.
“I’m excited to welcome Elizabeth to our team,” said Stitch Fix founder and CEO Katrina Lake. “She is an extremely talented leader, with extensive experience on a global scale. We are entering an exciting new chapter for Stitch Fix, as we expand our personalization capabilities to serve more clients in new and engaging ways. Elizabeth will be instrumental in bringing this to life,” Lake added.
At Stitch Fix, Spaulding will lead initiatives and innovations that focus on driving the next phase of Stitch Fix’s growth, including direct-buy capabilities and the company’s international expansion efforts.
Spaulding said, “I am thrilled to be joining Stitch Fix at such a transformational time, and to have the opportunity to help lead the next chapter of the company’s growth with Katrina and the Stitch Fix leadership team. Stitch Fix is redefining retail, and I’m excited to bring my experience and global perspective to bear as we build out the company’s personalization platform in new and compelling ways. There’s so much opportunity ahead, and I can’t wait to get started.”
About Stitch Fix:
Stitch Fix is reinventing the shopping experience by delivering one-to-one personalization to our clients, through the combination of data science and human judgment. Stitch Fix was founded in 2011 by CEO Katrina Lake. Since our founding, we’ve helped millions of men, women, and kids discover and buy what they love through personalized shipments of apparel, shoes, and accessories, hand-selected by Stitch Fix stylists and delivered to our clients’ homes. For more information about Stitch Fix, please visit https://www.stitchfix.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact could be deemed forward looking, including but not limited to statements regarding Ms. Spaulding joining as our President and the date on which her tenure will begin, and our growth, including expanding our direct-buy capabilities and international expansion. These statements involve substantial risks and uncertainties, including those described in the filings we make with the Securities and Exchange Commission (“SEC”). Further information on these and other factors that could cause our financial results, performance, and achievements to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in filings we make with the SEC from time to time, including in the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended August 3, 2019. These documents are available on the SEC Filings section of the Investor Relations section of our website at: https://investors.stitchfix.com. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made.